                                                                   EXHIBIT 10(o)

                           [NationsBank Letterhead]

                                April 24, 1998

Lenders Party to the $300,000,000
     Scientific-Atlanta, Inc. Revolving
     Credit Facility

Ladies and Gentlemen:

     Reference is made to the Credit Agreement dated as of May 11, 1995, as amended and restated (the "Credit Agreement") by and among Scientific-Atlanta, Inc. (the "Borrower"), the financial institutions party thereto as Lenders (the "Lenders"), and NationsBank, N.A., as Agent (the "Agent"). Capitalized terms not defined in this letter have the respective meanings given them in the Credit Agreement.

     The Borrower has requested that the Lenders agree to amend the Credit Agreement to effect an extension of (a) the Facility B Termination date by 364 days from May 8, 1998 to May 7, 1999 and (b) the Facility A Termination Date from May 11, 2002 to May 11, 2003. Except for this amendment, the Credit Agreement remains in effect and is restated in its entirety.

     To confirm your agreement to such extension of both the Facility B Termination Date and the Facility A Termination Date, on a copy of this letter, please type or write the name of your institution in the space provided below, sign below that and then return the same to the Agent no later than 5:00 p.m., May 4, 1998. Formal documentation will follow thereafter.

     Should you have any questions, please do not hesitate to call the undersigned at (214) 508-0997.

                                   Sincerely yours,

                                   NATIONSBANK N.A.,
                                    as Agent

                                   By: /s/ Pamela S. Kurtzman
                                       ----------------------
                                       Name:  Pamela S. Kurtzman
                                       Title:  Vice President

AGREED AND ACCEPTED:

Australia & New Zealand Banking Group Ltd.
------------------------------------------
[Type/write Lender name]

By: /s/ K. Ahern
    ----------------------
    Name: Kevin Ahern
          ----------------
    Title: V. P.
           ---------------

AGREED AND ACCEPTED:

Bank of Tokyo-Mitsubishi
-----------------------------------
[Type/write Lender name]

By: /s/ Gary L. England
    -------------------------------
    Name: Gary L. England
          -------------------------
    Title: Vice President & Manager
           ------------------------

AGREED AND ACCEPTED:

The Bank of New York
-----------------------------------
[Type/write Lender name]

By: /s/ R. R. Reedy
    -------------------------------
    Name: Ronald R. Reedy
          -------------------------
    Title: V.P.
           ------------------------

AGREED AND ACCEPTED:

Wachovia Bank, N.A.
-----------------------------------
[Type/write Lender name]

By: /s/ Karen H. McClain
    -------------------------------
    Name: Karen H. McClain
          -------------------------
    Title: Senior Vice President
           ------------------------

AGREED AND ACCEPTED:

ABN AMRO BANK N.V.
-----------------------------------
[Type/write Lender name]

By: /s/ Steven B. Farley                  /s/ L. K. Kelley
    -------------------------------
    Name: Steven B. Farley                Larry K. Kelley
          -------------------------
    Title: Vice President                 Group Vice President
           ------------------------

AGREED AND ACCEPTED:

NationsBank, N.A.
-----------------------------------
[Type/write Lender name]

By: /s/ Pamela S. Kurtzman
    -------------------------------
    Name: Pamela S. Kurtzman
          -------------------------
    Title: V.P.
           ------------------------